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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 1996




                            OVERSEAS FILMGROUP, INC.
             (Exact name of registrant as specified in its charter)





          DELAWARE                   0-25308                     13-3751702
       (State or other             (Commission                (I.R.S. Employer
jurisdiction of Incorporation)     File Number)              Identification No.)



              8800 SUNSET BOULEVARD, LOS ANGELES, CALIFORNIA 90069
            (Address of principal executive offices)      (zip code)

       Registrant's telephone number, including area code: (310) 855-1199



                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 8.  CHANGE IN FISCAL YEAR

     Item 8 of Registrant's Current Report on Form 8-K, dated October 25, 1996, as filed with the Securities and Exchange Commission on November 12, 1996 is hereby amended and restated in its entirety to read as follows:

     On October 31, 1996, the Board of Directors of Registrant voted to change the Registrant's fiscal year from November 30 to December 31, effective for the fiscal year ending December 31, 1996. As described in Registrant's definitive Proxy Statement dated September 25, 1996 filed with the Securities and Exchange Commission pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, for accounting and financial reporting purposes, the merger on October 31, 1996 of Overseas Filmgroup, Inc. ("Pre-Merger Overseas") with and into the Registrant, then known as Entertainment/Media Acquisition Corporation ("EMAC"), (with EMAC being the surviving corporation in the merger which changed its name to "Overseas Filmgroup, Inc." and succeeded to the business of Pre-Merger Overseas) has been treated as a recapitalization of Pre-Merger Overseas by an exchange of common stock of Pre-Merger Overseas for the net assets of EMAC, which consisted primarily of cash. The Registrant has reflected, in its consolidated financial statements, the assets, liabilities and equity of Pre-Merger Overseas at their historical book values. Assets and liabilities of EMAC have been reflected at their fair market value at the effective time of the merger, which approximates their historical book values. Accordingly, the results of operations and financial position of the Registrant, for periods and dates prior to the merger, are the historical results of operations and financial position of Pre-Merger Overseas for such period and dates, and this accounting treatment will be reflected in Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             OVERSEAS FILMGROUP, INC.



Date: March 20, 1997                    By:  /s/ William F. Lischak
                                             ---------------------------------
                                             William F. Lischak, Chief Operating
                                             Officer, Chief Financial Officer
                                             and Secretary


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